UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021
KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of KAR Auction Services, Inc. (the "Company") was held on June 4, 2021 ("Annual Meeting").

(b) At the Annual Meeting, the stockholders:

•elected the director nominee designated by Ignition Parent LP ("Apax Investor") to the Company’s Board of Directors;
•elected the other eight director nominees to the Company's Board of Directors;

•approved, on an advisory basis, executive compensation;

•approved an amendment and restatement to the KAR Auction Services, Inc. 2009 Omnibus Stock and Incentive Plan, as amended; and

•ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2021.

The following are the final voting results for each of the five proposals voted on at the Annual Meeting.

1.Election of Director (Nominee Designated by the Apax Investor):*

NAME	FOR	AGAINST	ABSTAIN	BROKER NON VOTES
Roy Mackenzie	32,766,648	0	0	0

* As described in the Company's proxy statement for the Annual Meeting, the holders of shares of Series A Convertible Preferred Stock, voting as a separate class, voted on the election of Mr. Mackenzie.

2.Election of Directors (Other Eight Nominees):

NAME	FOR	AGAINST	ABSTAIN	BROKER NON VOTES
Carmel Galvin	139,141,414	7,497,160	341,127	4,756,078
James P. Hallett	143,825,137	2,803,693	350,871	4,756,078
Mark E. Hill	124,965,214	21,672,757	341,730	4,756,078
J. Mark Howell	144,722,558	1,915,353	341,790	4,756,078
Stefan Jacoby	139,319,667	7,311,371	348,663	4,756,078
Peter Kelly	145,139,044	1,499,032	341,625	4,756,078
Michael T. Kestner	144,718,756	1,918,096	342,849	4,756,078
Mary Ellen Smith	144,133,743	2,506,486	339,472	4,756,078

3.Advisory Vote on Executive Compensation:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
144,234,157	2,437,641	307,903	4,756,078

4.Amendment and Restatement of the KAR Auction Services, Inc. 2009 Omnibus Stock and Incentive Plan, as amended:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
139,573,738	7,059,794	346,169	4,756,078

5.Ratification of Appointment of KPMG LLP:

FOR	AGAINST	ABSTAIN
150,396,039	991,285	348,455

(c) Not applicable.

(d) Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2021 KAR Auction Services, Inc.

/s/ Charles S. Coleman
Charles S. Coleman
Executive Vice President, Chief Legal Officer and Secretary